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                          LOAN AND SECURITY AGREEMENT




                                    between



                          NAPCO SECURITY SYSTEMS, INC.
                                   ("Debtor")

                          With a place of business at:

                               333 Bayview Avenue
                              Amityville, NY 11701

                                (Suffolk County)


                                      and


                              MARINE MIDLAND BANK
                               ("Secured Party")


                          With a place of business at:

                             534 Broad Hollow Road
                               New York, NY 11747




                            Dated as of May 12, 1997





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                               TABLE OF CONTENTS

1.       DEFINITIONS...............................................
         1.1.       CERTAIN SPECIFIC TERMS.........................
         1.2.       SINGULARS AND PLURALS..........................
         1.3.       U.C.C. DEFINITIONS.............................
         1.4.       ACCOUNTING TERMS...............................

2.       ADVANCES..................................................
         2.1.       REQUESTS FOR AN ADVANCE........................
         2.2.       PROCEEDS OF AN ADVANCE.........................
         2.3.       INTENTIONALLY DELETED..........................
         2.4.       LETTERS OF CREDIT..............................

3.       COLLATERAL AND INDEBTEDNESS SECURED.......................
         3.1.       SECURITY INTEREST..............................
         3.2.       OTHER COLLATERAL...............................
         3.3.       INDEBTEDNESS SECURED...........................

4.       REPRESENTATIONS AND WARRANTIES............................
         4.1.       CORPORATE EXISTENCE............................
         4.2.       CORPORATE CAPACITY.............................
         4.3.       VALIDITY OF RECEIVABLES........................
         4.4.       INVENTORY......................................
         4.5.       TITLE TO COLLATERAL............................
         4.6.       INTENTIONALLY DELETED
                    PRIOR TO EXECUTION ............................
         4.7.       INTENTIONALLY DELETED..........................
         4.8.       PLACE OF BUSINESS..............................
         4.9.       FINANCIAL CONDITION............................
         4.10.      TAXES..........................................
         4.11.      LITIGATION.....................................
         4.12.      ERISA MATTERS..................................
         4.13.      ENVIRONMENTAL MATTERS..........................
         4.14.      VALIDITY OF TRANSACTION DOCUMENTS..............
         4.15.      NO CONSENT OR FILING...........................
         4.16.      NO VIOLATIONS..................................
         4.17.      TRADEMARKS AND PATENTS.........................
         4.18.      CONTINGENT LIABILITIES.........................
         4.19.      COMPLIANCE WITH LAWS...........................
         4.20.      LICENSES, PERMITS, ETC.........................
         4.21.      LABOR CONTRACTS................................
         4.22.      CONSOLIDATED SUBSIDIARIES......................
         4.23.      AUTHORIZED SHARES..............................
         4.24.      LABOR MATTERS..................................
         4.25.      MATERIALITY....................................

5.       INTENTIONALLY DELETED.....................................





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
6.       REVOLVING CREDIT FACILITY.................................
         6.1.       COMMITMENT TO MAKE ADVANCES....................
         6.2.       ADVANCES.......................................
         6.3.       INTEREST RATE..................................
         6.4.       DEFAULT........................................
         6.5.       METHOD AND PLACE OF PAYMENT....................
         6.6.       REVOLVING CREDIT NOTE..........................
7.       PAYMENT OF PRINCIPAL, INTEREST, FEES, AND COSTS AND
         EXPENSES...................................................
         7.1.       PROMISE TO PAY PRINCIPAL.......................
         7.2.       PROMISE TO PAY INTEREST........................
         7.3.       PROMISE TO PAY FEES............................
         7.4.       PROMISE TO PAY COSTS AND EXPENSES..............
         7.5.       METHOD OF PAYMENT OF PRINCIPAL, INTEREST, FEES,
                    AND COSTS AND EXPENSES.........................
         7.6.       COMPUTATION OF DAILY OUTSTANDING BALANCE.......
         7.7.       ACCOUNT STATED.................................

8.       INTENTIONALLY DELETED PRIOR TO EXECUTION..................

9.       AFFIRMATIVE COVENANTS.....................................
         9.1.       FINANCIAL STATEMENTS...........................
         9.2.       GOVERNMENT AND OTHER SPECIAL RECEIVABLES.......
         9.3.       TERMS OF SALE..................................
         9.4.       BOOKS AND RECORDS..............................
         9.5.       INVENTORY IN  POSSESSION OF THIRD PARTIES......
         9.6.       EXAMINATIONS...................................
         9.7.       VERIFICATION OF COLLATERAL.....................
         9.8.       RESPONSIBLE PARTIES............................
         9.9.       TAXES..........................................
         9.10.      LITIGATION.....................................
         9.11.      INSURANCE......................................
         9.12.      GOOD STANDING; BUSINESS........................
         9.13.      PENSION REPORTS................................
         9.14.      NOTICE OF NON-COMPLIANCE.......................
         9.15.      COMPLIANCE WITH ENVIRONMENTAL LAWS.............
         9.16.      DEFEND COLLATERAL..............................
         9.17.      USE OF PROCEEDS................................
         9.18.      COMPLIANCE WITH LAWS...........................
         9.19.      MAINTENANCE OF PROPERTY........................
         9.20.      LICENSES, PERMITS, ETC.........................
         9.21.      TRADEMARKS AND PATENTS.........................
         9.22.      ERISA..........................................
         9.23.      MAINTENANCE OF OWNERSHIP.......................
         9.24.      ACTIVITIES OF CONSOLIDATED SUBSIDIARIES........
         9.25.      LABOR DISPUTES.................................
         9.26.      FINANCIAL COVENANTS............................





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
10.      NEGATIVE COVENANTS........................................
         10.1.      LOCATION OF INVENTORY, EQUIPMENT, AND
                     BUSINESS RECORDS..............................
         10.2.      BORROWED MONEY.................................
         10.3.      SECURITY INTEREST AND OTHER ENCUMBRANCES.......
         10.4.      STORING AND USE OF COLLATERAL..................
         10.5.      MERGERS, CONSOLIDATIONS OR SALES...............
         10.6.      CAPITAL STOCK..................................
         10.7.      DIVIDENDS OR DISTRIBUTIONS.....................
         10.8.      INVESTMENTS AND ADVANCES.......................
         10.9.      GUARANTIES.....................................
         10.10.     LEASES.........................................
         10.11.     CAPITAL EXPENDITURES...........................
         10.12.     COMPENSATION...................................
         10.13.     NAME CHANGE....................................
         10.14.     DISPOSITION OF COLLATERAL......................
         10.15.     FINANCIAL COVENANTS............................
         10.16.     NEGATIVE PLEDGE................................

11.      EVENTS OF DEFAULT.........................................
         11.1.      EVENTS OF DEFAULT..............................
         11.2.      EFFECTS OF AN EVENT OF DEFAULT.................

12.      SECURED PARTY'S RIGHTS AND REMEDIES.......................
         12.1.      GENERALLY......................................
         12.2.      INTENTIONALLY DELETED PRIOR TO EXECUTION.......
         12.3.      POSSESSION OF COLLATERAL.......................
         12.4.      COLLECTION OF RECEIVABLES......................
         12.5.      INTENTIONALLY DELETED PRIOR TO EXECUTION
         12.6.      LICENSE TO USE PATENTS, TRADEMARKS, AND
                     TRADENAMES....................................

13.      MISCELLANEOUS.............................................
         13.1.      PERFECTING THE SECURITY INTEREST;
                     PROTECTING THE COLLATERAL.....................
         13.2.      PERFORMANCE OF DEBTOR'S DUTIES.................
         13.3.      NOTICE OF SALE.................................
         13.4.      WAIVER BY SECURED PARTY........................
         13.5.      WAIVER BY DEBTOR...............................
         13.6.      SETOFF.........................................
         13.7.      ASSIGNMENT.....................................
         13.8.      SUCCESSORS AND ASSIGNS.........................
         13.9.      MODIFICATION...................................
         13.10.     COUNTERPARTS...................................
         13.11.     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.......
         13.12.     INDEMNIFICATION................................
         13.13.     TERMINATION; PREPAYMENT PREMIUM................
         13.14.     FURTHER ASSURANCE..............................





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
         13.15.     HEADINGS.......................................
         13.16.     CUMULATIVE SECURITY INTEREST, ETC..............
         13.17.     SECURED PARTY'S DUTIES.........................
         13.18.     NOTICES GENERALLY..............................
         13.19.     SEVERABILITY...................................
         13.20.     INCONSISTENT PROVISIONS........................
         13.21.     ENTIRE AGREEMENT...............................
         13.22.     APPLICABLE LAW.................................
         13.23.     CONSENT TO JURISDICTION........................
         13.24.     JURY TRIAL WAIVER..............................

         EXHIBITS
         --------
           "A"  ---  Trademarks and Patents........................
           "B"  ---  Consolidated Subsidiaries.....................
           "C"  ---  Authorized Shares.............................
           "D"  ---  Compliance Certificate........................
           "E"  ---  Request for Advance and Notice of Interest
                      Rate Section.................................
           "F"  ---  Financial Statement Certification





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DEBTOR AND SECURED PARTY AGREE AS FOLLOWS:

1.       DEFINITIONS:

         1.1. CERTAIN SPECIFIC TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

                 (a) ACCOUNT DEBTOR means the person, firm, or entity obligated to pay a Receivable.

                 (b) ADJUSTED LIBOR RATE means a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product arrived at by multiplying the Base Libor Rate (as hereinafter defined) with respect to the applicable Interest Period (as hereinafter defined) by a fraction (expressed as a decimal); the numerator of which shall be the number one and the denominator of which shall be the number one minus the aggregate reserve percentages (expressed as a decimal) from time to time established by the Board of Governors of the Federal Reserve System of the United States and other banking authority to which the Secured Party is now or hereafter subject, including, but not limited to, any Reserve Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States at the ratios provided in such Regulation, from time to time, it being agreed that any portion of the Indebtedness (as hereinafter defined) bearing interest at a Libor Rate shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation, and it being further agreed that such Eurocurrency Liabilities shall be deemed to be subject to such reserve requirements without benefit of or credit for prorations, exceptions or offsets that may be available to the Secured Party from time to time under such Regulation and irrespective of whether the Secured Party actually maintains all or any portion of such reserve.

                 (c) ADVANCE means a loan made to Debtor by Secured Party, pursuant to this Agreement.

                 (d) AGREEMENT or LOAN AGREEMENT means this Loan and Security Agreement including all exhibits hereto, as the same may be amended or otherwise modified from time to time; the terms "herein", "hereunder" and like terms shall be taken as referring to this Agreement in its entirety and shall not be limited to any particular section or provision thereof.

                 (e) BASE LIBOR RATE applicable to a particular Interest Period means a rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the rate at which dollars approximately equal in principal amount to the applicable portion of the Indebtedness and for a maturity equal to the applicable





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Interest Period are offered in immediately available funds to the Secured Party by leading banks in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period.

                 (f) BORROWING means the incurrence of an Advance on a given date.

                 (g) BORROWING CAPACITY means, at the time of computation, $16,000,000.

                 (h) BUSINESS DAY means a day other than a Saturday, Sunday, or other day on which banks are authorized or required to close under the laws of New York or the State.

                 (i) COLLATERAL means collectively all of the property of Debtor subject to the Security Interest and described in Sections 3.1 and 3.2.

                 (j) COMMITMENT or COMMITMENTS means Secured Party's obligations, pursuant to the terms of this Agreement, to make Advances under the Revolving Credit Facility.

                 (k) CONSOLIDATED SUBSIDIARY means Alarm Lock Systems, Inc. ("Alarm"), NAPCO Security Systems International, Inc. ("NAPCO International"), UMI Manufacturing Corp. ("UMI"), E.E. Electronic Components Inc. ("E.E."), Derringer Security Systems, Inc. ("Derringer"), Raltech Logic, Inc. ("Raltech") and any other corporation of which at least 50% of the voting stock is owned by Debtor directly, or indirectly, through one or more Consolidated Subsidiaries.

                 (l) CURRENT ASSETS shall be determined in accordance with GAAP.

                 (m) CURRENT LIABILITIES shall be determined in accordance with GAAP.

                 (n) DEBTOR means the person or entity defined on the cover page to this Agreement.

                 (o) DEBT SERVICE COVERAGE RATIO means net income plus non cash expense plus interest expense divided by interest expense plus current portion of long term debt.

                 (p) DISPOSAL means the intentional or unintentional abandonment, discharge, deposit, injection, dumping, spilling, leaking, burning, thermal destruction, or placing of any Hazardous Substance so that it or any of its constituents may enter the environment.





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